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                                                                 Exhibit 10.23
                                                                EXECUTION COPY

                             STOCK OPTION AGREEMENT

         This STOCK OPTION AGREEMENT (the "Agreement") is made as of the 11th day of May, 2000 (the "Effective Date"), between FirstMark Communications Europe SA, a company incorporated in Luxembourg and having its registered address at 3 rue Jean Piret, Luxembourg ("FMCE"), and Timothy A. Samples (the "Holder").

         FMCE hereby grants to the Holder for services rendered options (the "Options") to purchase Shares at the Exercise Prices set forth herein, in all respects subject to the terms, definitions and provisions contained in this Agreement.

         This Agreement witnesses as follows:

1.       DEFINITIONS AND INTERPRETATION

1.1 In the Agreement, unless the context otherwise requires, the following words have the following meanings:

         "THE BOARD"                the board of directors of FMCE or a duly
                                    authorized committee of the duly directors;

         "CAUSE"                    has the meaning set forth in the Employment
                                    Agreement;

         "CHANGE IN CONTROL"        change in control shall have occurred when
                                    (i) any person or entity (other than persons controlling, controlled by or under common control with FMCE) shall have become the beneficial owner of equity interests representing more than 50% of the voting power of all outstanding equity securities of FMCE, (ii) FMCE shall have consummated any merger or consolidation if, as a result thereof, the shareholders of FMCE immediately prior to such transaction do not beneficially own equity interests representing more than 50% of the voting power of all outstanding equity securities of the resulting or surviving entity or its parent entity, or (iii) FMCE shall have sold all or substantially all of its consolidated assets;

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         "EMPLOYMENT AGREEMENT"     the Agreement dated of even date herewith
                                    between Services and the Holder relating to the Holder's employment by Services;

         "THE EXERCISE PRICE"       the amount payable per Share on the exercise
                                    of an Option which amount is set forth
                                    herein;

         "GOOD REASON"              has the meaning set forth in the Employment
                                    Agreement; "GROUP" the group of companies comprising FMCE and any parent or subsidiary company;

         "GROUP COMPANY"            FMCE and any other company within the Group;

         "IPO" an initial public offering by FMCE of its Shares which is registered with the United States Securities and Exchange Commission or with a recognized investment exchange in Europe;

         "OPTION" a right to acquire Shares granted pursuant to this agreement;

         "SERVICES"                 Firstmark Communications Services Europe
                                    Ltd.

         "SHARES" shares of common stock in the capital of FMCE with a par value of U.S.$1.50 per share (or any shares representing them);

         "SUBSIDIARY"               a company incorporated which for the time
                                    being is under the control of FMCE;

         "TAX LIABILITY"            as defined in clause 5.

1.2      In this Agreement, unless the context otherwise requires:

         (a) a reference to a statute or statutory provision includes any statute or statutory provision which modifies, consolidates, reenacts or supersedes it; and

         (b) words in the singular include the plural and vice versa and words in a specified gender include any other gender.


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2.       OPTIONS

         GRANT/EXERCISE PRICE

2.1 For services rendered by the Holder to FMCE, the Board, with effect from the date of this Agreement, grants to the Holder Options to subscribe for the following numbers of Shares at the following prices:



             Number of Shares                 Exercise Price per Share

               (i)   1136                            U.S.$4,401

              (ii)   1136                            U.S.$8,803

             (iii)   1136                            U.S.$26,408

              (iv)    1136                           U.S.$44,014

         On the exercise of an Option, the Exercise Price may be paid in cash or, at the discretion of FMCE, by delivery to FMCE of Shares of an appropriate value or other form of legal consideration. A payment of the Exercise Price in cash shall be in US$ or in such other currency as FMCE agrees with the Holder.

         TERM

2.2. No Option shall be exercisable after midnight on the day before the tenth anniversary of the date it was granted.

         VESTING

2.3 Options granted to the Holder under 2.1(i), (ii), (iii) and (iv) shall each vest 20 (twenty) per cent on February 2, 2001, and thereafter on each subsequent anniversary at the rate of 20 (twenty) per cent per annum for four additional years, provided, however, that the Holder remains employed by Services. In addition, if the Holder is terminated by Services without Cause, or the Holder terminates employment for Good Reason, (i) on or before two (2) years from February 2, 2000, an additional 40% of the aggregate number of Options originally granted hereunder will become vested on the date of termination, (ii) after two
         (2) years, but prior to four (4) years from February 2, 2000, 80% of the aggregate number of Options originally granted hereunder will be vested on the date of termination, and (iii) on or after four (4) years from February 2, 2000, 100% of the aggregate number of Options originally granted hereunder will be vested on the date of


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         termination. Such vesting shall be subject to the overriding conditions for exercise set out in clauses 2.4 and 2.5.

         NORMAL EXERCISE OF OPTIONS

2.4 Save as provided in clause 2.5, and subject to clause 2.6, an Option shall only be exercisable :

         (a) on the occurrence of or, if FMCE so agrees with the Holder, immediately prior to the occurrence of a Change in Control, in which event vesting of the right to exercise the Option shall be accelerated so that it can be exercised in full; and

         (b) on the occurrence of an IPO, in which event vesting of the right to exercise the Option shall continue to be determined according to the original vesting provisions as set out in clause 2.3.

         EXCEPTIONAL EXERCISE OF OPTIONS

2.5 Notwithstanding clauses 2.3 and 2.4, in circumstances that it deems to be exceptional, FMCE may in its discretion determine that an Option shall become exercisable on such terms as to accelerated or immediate vesting, the time limit for exercise, rights of repurchase in favor of FMCE or otherwise as FMCE deems fit. Any such terms shall be binding on the Holder and the Holder shall enter into an agreement in writing with FMCE accordingly.

         ROLL-OVER OF OPTIONS

2.6 If a company (the "Acquiring Company") obtains effective majority voting control of FMCE as a result of a Change in Control, FMCE and the Acquiring Company may, by an agreement in writing made in connection with such Change in Control, provide that all (or such proportion as they shall determine) of the Options shall be surrendered by the Holder in consideration of the grant to the Holder of new and equivalent rights (the "New Options") over shares in the Acquiring Company or any parent or subsidiary of the Acquiring Company. The terms of such New Options shall, subject to appropriate adjustments, reflect the terms set forth herein with respect to the Options and shall be contained in the said agreement and disclosed to the Holder, and such new terms shall for all purposes supersede the said original terms; it being understood that nothing in this clause 2.6 shall affect the rights of the Holder to exercise Options pursuant to clauses 2.4 and 2.5, and that, without limiting the rights of the Holder under this clause 2.6, any New Options obtained by the Holder pursuant to this clause 2.6, shall immediately and fully vest.


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         TRANSFERABILITY OF OPTIONS

2.7 Save at the discretion of FMCE, an Option may not be transferred, assigned or charged and any purported transfer, assignment or charge shall cause the Option to lapse.

         LAPSE OF OPTIONS

2.8 An Option shall lapse and cease to be exercisable on the first to the occur of the following events:

         (a)      the tenth anniversary of the date of the grant;

         (b) 90 days after the termination of the Holder's employment with Services other than for Cause, or by reason of the death or disability of the Holder, except as provided in (e);

         (c) the termination of the Holder's employment with Services by Services for Cause or by the Holder without Good Reason;

         (d) the date specified by FMCE in the event of the early exercise of the Option being sanctioned under clause 2.5;

         (e) 90 days after termination of the Holder's employment with Services for Good Reason, or two years after such termination in the case of a termination for Good Reason following a Change in Control or termination of the Holder's employment with Services other than for Cause after a Change in Control; or

         (f) one year after the termination of the Holder's employment with Services by reason of the death or disability of the Holder.

         EXERCISE OF OPTIONS

2.9. An Option shall be exercised by notice in writing (in the form prescribed by FMCE) given by the Holder to FMCE in respect of all or some of the Shares comprised in the Option, and such notice shall be accompanied by the aggregate Exercise Price payable and shall be effective on the date of its receipt or deemed receipt by FMCE according to clause 2.1. FMCE shall give reasonable notice to the Holder of relevant events, including an imminent IPO or Change in Control, and in such notice shall provided to the Holder such explanation as FMCE considers appropriate of the Holder's rights under this Agreement and any steps that may need to be taken to exercise those rights.


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2.9.1    Subject to clause 2.9.6, as soon as reasonably practicable after the date of exercise of an Option according to clause 2.9 FMCE shall

         (a) issue to the Holder such Shares which are to be issued pursuant to the exercise of an Option; or

         (b) procure the transfer to the Holder of such Shares which are to be transferred pursuant to the exercise of an Option and cause to be registered in his name the number of Shares specified in the notice of exercise.

2.9.2 An Option may only be exercised in respect of a whole number of Shares, not a fraction of a Share.

2.9.3 When an Option is exercised only in part, the balance shall remain exercisable on the same terms as originally applied to the whole Option and an endorsement to that effect shall be noted on the Agreement as soon as reasonably practicable after the partial exercise.

2.9.4 Save for any right determined by reference to a date preceding the date upon which Shares are issued, Shares issued upon the exercise of an Option shall rank equally with the Shares then in issue. Shares transferred upon the exercise of an Option will be transferred without the benefit of any rights attaching to them by reference to a record date preceding the date of exercise.

2.9.5 The Holder shall be bound by FMCE's statutes and by-laws as they apply to such Shares.

2.9.6 The issue of Shares to the Holder pursuant to the exercise of an Option shall be subject to there being sufficient authorized and unissued Shares as authorized by FMCE in general meeting which FMCE undertakes to procure.

         THE RE-GRANT AND RE-PRICING OF OPTIONS

2.10 FMCE may, with the consent in writing of the Holder, make arrangements for and implement:

         (a) the cancellation of any Options held by him and the grant in substitution therefor of new Options granted under this Agreement over such numbers of Shares and at such Exercise Prices as may be agreed between FMCE and the Holder;


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         (b)      the repricing of any Options held by him at such new Exercise
                  Prices and with such other new terms as may be agreed between FMCE and the Holder.

         ADJUSTMENT OF OPTIONS

2.11 The number or amount of Shares that are the subject of an Option and/or the relative Exercise Price may be adjusted in such manner as FMCE considers to be fair and reasonable upon the occurrence of any capitalization issue or offer by way of rights (including an open offer) or upon any sub-division, reduction or consolidation or other variation of the capital of FMCE after the date on which the Option is granted, provided that no adjustment shall cause the adjusted Exercise Price to be less than the par value of a Share.

3.       OTHER RESTRICTIONS

         RIGHT OF REPURCHASE

3.1 Prior to an IPO, for a period of ninety (90) days following the termination of the employment of the Holder with Services for any reason, FMCE shall have the right to repurchase any portion of the Shares then held by the Holder at a purchase price equal to Fair Market Value as of the date of repurchase by FMCE. For purposes of this clause 3, the "Fair Market Value" on any date (the "Valuation Date") shall be determined by the Board or its designee in good faith.

         LOCK-IN

3.2 In the event of the occurrence of an IPO, the Holder shall not sell, lend, charge, grant any options for the purchase of or otherwise dispose of any Shares held by him without the prior written consent of FMCE or the underwriters managing such IPO for a period commencing 7 days prior to and ending 180 days (or such longer period not exceeding 360 days as the underwriters may require) after the closing date of the IPO. In connection with the IPO and any other underwritten public offering of equity securities of FMCE, the Holder shall agree to be bound by any lock-up agreement requested by the managing underwriters so long as the principal stockholders of FMCE are bound by the same restrictions.


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4.       GENERAL PROVISIONS

         ADMINISTRATION

4.1 This Agreement shall be administered and implemented by the Board (or any committee of the Board to which such authority is delegated) acting on behalf of FMCE and the Board's (or such committee's) decision on all disputes shall be final.

         AMENDMENT

4.2 This Agreement may be amended solely by written consent of each of the parties hereto.

         NOTICES

4.3 Any notice or other written communication under or in connection with this Agreement may be given by FMCE to the Holder or by the Holder to FMCE (c/o the Secretary to FMCE) either by hand, by post, by facsimile transmission or by e-mail. Notices shall be deemed given at the time delivered personally by hand, 5 days after posting pre-paid if posted within any country or 15 days if posted internationally, and when receipt is acknowledged if sent by facsimile transmission or e-mail.

         TAXATION

4.4 FMCE shall not be accountable for any income tax, social security or equivalent liability ("the Tax Liability") to which the Holder may become subject in respect of any assessable income deriving from the grant of the Option, the exercise of the Option, or otherwise deriving from his participation in this Agreement.

4.4.1 The Holder shall indemnify any Group Company which, according to the applicable tax or social security regulations, may be required to make a withholding for the Tax Liability out of the Holder's current compensation. Pursuant to such indemnity, to the extent that the Holder's current compensation is insufficient to satisfy the withholding of the Tax Liability the Holder shall enter into such arrangements as the relevant Group Company requires to make such withholding, including:

         (a)      making a cash payment to FMCE to cover the Tax Liability; or

         (b) appointing FMCE as agent and/or attorney for the sale of such number of Shares as may be required to be sold to satisfy the Tax Liability.


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         MISCELLANEOUS

4.5 FMCE shall at all times keep available sufficient authorised and unissued Shares to satisfy the exercise to the full extent still possible of any Options (excluding those the exercise of which is to be satisfied by the transfer of already issued Shares) taking account of any other obligations of FMCE to issue unissued Shares.

4.5.1 Subject to applicable law, FMCE may enter into arrangements (including the payment of money or making of loans) with the Holder on such terms as it thinks fit whereby, on exercise of an Option, already issued Shares may be transferred to the Holder in satisfaction of his rights under this Agreement.

4.5.2 This Agreement shall be governed by and construed in accordance with the laws of Luxembourg.

         SHAREHOLDER APPROVAL

4.6 All terms and conditions of this Agreement are subject to the approval of those persons who own more than 75% of the voting power of all the outstanding interests of FMCE in accordance with Section 280G of the Internal Revenue Code of 1986, as amended, under U.S. law and regulations thereunder.

         ASSIGNMENT

4.7 FMCE shall be entitled to assign its rights under this Agreement to a transferee of substantially all the assets of FMCE or to any of its associated companies by whom the Holder shall for the time being be employed or on behalf of which he shall at any time work.

         HOLDING COMPANY IPO

4.8 If an initial public offering in respect of the business of FMCE and its associated companies is effected through a holding company for FMCE rather than through FMCE ("Holdings"), FMCE shall cause Holdings to take such actions as may be necessary to convert or exchange the Shares and Options held by the Holder into shares and options of Holdings having terms reasonably equivalent to such Shares and Options, subject to such adjustments as are determined by FMCE to be fair and reasonable. Each substitute option of Holdings shall be subject to all of the other terms and conditions of the original Option to which it relates, including the vesting schedule. In connection with such conversion or exchange, FMCE shall have the right to assign all of its rights and obligations under this Agreement to Holdings, and references in this Agreement (including the definitions) to FMCE shall be deemed thereafter to refer to Holdings rather than FMCE.


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AS WITNESS the hands of the parties hereto the day and year first above written

Signed by
For and on behalf of /s/
                     ------------------------------


FIRSTMARK COMMUNICATIONS EUROPE SA
In the presence of /s/
                   --------------------------------

Signed by TIMOTHY A. SAMPLES
In the presence of /s/ Timothy A. Samples
                   --------------------------------









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